UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 23, 2018

CNH EQUIPMENT TRUST 2018-A

(Exact Name of Issuing Entity as Specified in its Charter)

Issuing Entity CIK: 0001738179

CNH CAPITAL RECEIVABLES LLC

(Exact Name of Depositor as Specified in its Charter)

Depositor CIK: 0001115252

CNH INDUSTRIAL CAPITAL AMERICA LLC

(Exact Name of Sponsor as Specified in its Charter)

Sponsor CIK: 0001540092

Delaware

(State or Other Jurisdiction of Incorporation)

333-206749 333-206749-07 (Commission File Number)	39-1995297 (CNH Capital Receivables LLC) 82-7063900 (CNH Equipment Trust 2018-A) (IRS. Employer Identification No.)

6900 Veterans Boulevard, Burr Ridge, Illinois (Address of Principal Executive Offices)	60527 (Zip Code)

(630) 887-5451

(Registrant’s Telephone Number, Including Area Code)

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.      Entry into a Material Definitive Agreement.

On May 23, 2018, CNH Equipment Trust 2018-A (the “Trust”) publicly issued $173,000,000 of Class A-1 Asset Backed Notes (the “Class A-1 Notes”), $262,000,000 of Class A-2 Asset Backed Notes (the “Class A-2 Notes”), $252,000,000 of Class A-3 Asset Backed Notes (the “Class A-3 Notes”), $70,440,000 of Class A-4 Asset Backed Notes (the “Class A-4 Notes”), and $17,440,000  of Class B Asset Backed Notes (the “Class B Notes” and together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, and the Class A-4 Notes, the “Notes”) pursuant to the registration statement filed with the Securities and Exchange Commission on Form SF-3 (File No. 333-206749) on September 3, 2015 (as amended by pre-effective amendment no. 1 on November 17, 2015 and pre-effective amendment no. 2 on December 16, 2015 and as amended by post-effective amendment no. 1 on January 12, 2016).

The lead managers for the issuance of the Notes are Citigroup Global Markets Inc., Rabo Securities USA, Inc., and SG Americas Securities, LLC, (the “Representatives”).  In connection with the offering described above, as described in the Prospectus dated May 16, 2018 (the “Prospectus”) which was filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(5), the Registrant is filing the final forms of the agreements listed below under exhibits (the “Transaction Documents”).  The Transaction Documents are described more fully in the Prospectus.

Item 9.01. Financial Statements and Exhibits

(a)           Not applicable

(b)           Not applicable

(c)           Not applicable

(d)           Exhibits

Exhibit No.	Document Description
4.1	Indenture, dated as of May 1, 2018, between CNH Equipment Trust 2018-A and Citibank, N.A., as indenture trustee

4.2	Sale and Servicing Agreement, dated as of May 1, 2018, among CNH Capital Receivables LLC, New Holland Credit Company, LLC and CNH Equipment Trust 2018-A

4.3	Purchase Agreement, dated as of May 1, 2018, between CNH Industrial Capital America LLC and CNH Capital Receivables LLC

4.4	Administration Agreement, dated as of May 1, 2018, among CNH Equipment Trust 2018-A, New Holland Credit Company, LLC, Wilmington Trust Company, as trustee, and Citibank, N.A., as indenture trustee

4.5

Asset Representations Review Agreement, dated as of May 1, 2018, among CNH Equipment Trust 2018-A, New Holland Credit Company, LLC and Clayton Fixed Income Services LLC, as asset representations reviewer

4.6	Memorandum of Understanding, dated as of May 23, 2018, among CNH Industrial Capital America LLC, CNH Capital Receivables LLC, CNH Equipment Trust 2018-A and Citibank, N.A., as indenture trustee

4.7	Letter Agreement, dated as of May 23, 2018, among New Holland Credit Company, LLC and Wilmington Trust Company, as trustee

INDEX TO EXHIBITS

Exhibit No.	Document Description
4.1	Indenture, dated as of May 1, 2018, between CNH Equipment Trust 2018-A and Citibank, N.A., as indenture trustee

4.2	Sale and Servicing Agreement, dated as of May 1, 2018, among CNH Capital Receivables LLC, New Holland Credit Company, LLC and CNH Equipment Trust 2018-A

4.3	Purchase Agreement, dated as of May 1, 2018, between CNH Industrial Capital America LLC and CNH Capital Receivables LLC

4.4	Administration Agreement, dated as of May 1, 2018, among CNH Equipment Trust 2018-A, New Holland Credit Company, LLC, Wilmington Trust Company, as trustee, and Citibank, N.A., as indenture trustee

4.5

Asset Representations Review Agreement, dated as of May 1, 2018, among CNH Equipment Trust 2018-A, New Holland Credit Company, LLC and Clayton Fixed Income Services LLC, as asset representations reviewer

4.6	Memorandum of Understanding, dated as of May 23, 2018, among CNH Industrial Capital America LLC, CNH Capital Receivables LLC, CNH Equipment Trust 2018-A and Citibank, N.A., as indenture trustee

4.7	Letter Agreement, dated as of May 23, 2018, among New Holland Credit Company, LLC and Wilmington Trust Company, as trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH CAPITAL RECEIVABLES LLC, as depositor

By:	/s/ Christopher Morris
Name:	Christopher Morris
Title:	Assistant Treasurer

Dated:     May 23, 2018